Exhibit 10.1

EXECUTION

ASSIGNMENT AND AMENDMENT NO. 6
TO MASTER REPURCHASE AGREEMENT AND

ASSIGNMENT AND AMENDMENT NO. 4 TO PRICING LETTER

Assignment and Amendment No. 6 to Master Repurchase Agreement and Assignment and Amendment No. 4 to Pricing Letter, dated October 20, 2016 (this “Amendment”) among RAIT CRE CONDUIT II, LLC (the “Seller”), UBS REAL ESTATE SECURITIES INC. (“Assignor”), UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“Assignee” and “UBS 1285”) and RAIT FINANCIAL TRUST (the “Guarantor”).

WITNESSETH

Assignor, Seller and Guarantor are parties to that certain (a) Master Repurchase Agreement, dated as of January 24, 2014 (as amended by Amendment No. 1, dated as of March 17, 2014, Amendment No. 2, dated as of March 27, 2014, Amendment No. 3, dated as of September 28, 2015, Amendment No. 4, dated as of November 13, 2015 and Amendment No. 5, dated as of December 23, 2015, the “Existing Repurchase Agreement”, and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of January 24, 2014 (as amended by Amendment No. 1, dated as of March 27, 2014, Amendment No. 2, dated as of December 11, 2014 and Amendment No. 3, dated as of September 28, 2015, the “Existing Pricing Letter”, and as further amended by this Amendment, the “Pricing Letter”).  The Guarantor is a party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Program Guaranty”), dated as of January 24, 2014, made by Guarantor in favor of Assignor.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, Existing Pricing Letter and Program Guaranty, as applicable.

Assignor wishes to assign to UBS 1285 and UBS 1285 wishes to assume all of the Assignor’s interest in the Repurchase Agreement, the Pricing Letter, the other Program Documents and all future and outstanding Transactions thereunder.

Assignor, UBS 1285, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement and Existing Pricing Letter be amended to reflect certain agreed upon revisions to the terms thereof. As a condition precedent to amending the Existing Repurchase Agreement and Existing Pricing Letter, the parties require Guarantor to ratify and affirm the Program Guaranty on the date hereof.

Accordingly, Assignor, UBS 1285, Seller and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein contained (the receipt and sufficiency of which are hereby acknowledged by each of the parties), that the Existing Repurchase Agreement and Existing Pricing Letter are hereby amended as follows:

SECTION 1.  Assignment.  In consideration of the Repurchase Price outstanding as of the date hereof, Assignor hereby assigns and UBS 1285 hereby assumes all of Assignor’s rights and obligations, as Buyer, with respect to the Existing Repurchase Agreement, the Existing Pricing Letter and all future and outstanding Transactions thereunder.  For the avoidance of doubt, each outstanding Transaction is a continuing transaction and has not been, and shall not be, considered terminated in any respect. From and after the date hereof, (a) UBS 1285 shall be a party to the Repurchase Agreement and Pricing Letter and shall have the rights and obligations of Assignor as Buyer thereunder and shall be bound by the provisions thereof and (b) Assignor shall relinquish its rights and be released from its obligations under the Repurchase Agreement and Pricing Letter and all future and outstanding Transactions thereunder except for those Obligations  of Seller to Assignor (including, without limitation, any indemnification obligations) that survive which shall continue for the benefit of the Assignor.

SECTION 2.  Repurchase Agreement Amendments.

2.1Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

(a)deleting the definitions of “Buyer”, “Price Differential Shortfall” and “Program Documents” in their entirety and replacing them with the following:

“Buyer” shall mean UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, its successors in interest and assigns pursuant to Section 18 and, with respect to Section 7, its participants.

“Price Differential Shortfall” shall mean the amount, if any, by which the actual aggregate Price Differential paid to Buyer up to the Termination Date is less than the Minimum Price Differential.

“Program Documents” shall mean this Agreement, the Pricing Letter, the Custodial Agreement, the Program Guaranty, the Control Agreement, the Collateral Administration Agreement, the Exit Fee Side Letter, the Collateral Administrator Notice, if any, and the Power of Attorney.

(b)	adding the following definition in its proper alphabetical order:

“Exit Fee Side Letter” shall mean that certain Letter Agreement dated as of October 20, 2016 by and between UBS Securities LLC and Seller.

2.2References.  The Existing Repurchase Agreement is hereby amended by:

(a)replacing all references to “UBS Real Estate Securities Inc.” with “UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York”.

(b)deleting the definition of “Securitization Mandate Letter” and any and all references thereto.

(c)replacing the notice information for Seller and Guarantor with c/o RAIT Financial Trust, Two Logan Square, 100 N. 18th Street, 23rd Floor, Philadelphia, PA 19103.

2.3Buyer Authorizations. The Existing Repurchase Agreement is hereby amended by deleting Buyer’s Authorizations on Schedule 2 in its entirety and replacing it with Annex A attached hereto.

SECTION 3.  Pricing Letter Amendments.

3.1Definitions.    Section 1 of the Existing Pricing Letter is hereby amended by deleting the definition of “Exit Fee” in its entirety and replacing it with the following:

“Exit Fee” shall mean an amount equal to the product of (i) 1.00%, (ii) the Maximum Aggregate Purchase Price, and (iii) two.

3.2References.The Existing Pricing Letter is hereby amended by:

(a) replacing all references to “UBS Real Estate Securities Inc.” with “UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York”.

(b)deleting the definition of “Securitization Fees” and any and all references thereto.

SECTION 4.  Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Assignment Effective Date”), subject to the satisfaction of the following conditions precedent:

4.1Delivered Documents.  The parties hereto shall have received the following documents, each of which shall be satisfactory to the Assignor and UBS 1285, as applicable, in form and substance:

(a)this Amendment, executed and delivered by the parties hereto;

(b)amendments to the other Program Documents as required by UBS 1285 in its sole discretion, executed and delivered by the parties thereto;

(c)on or prior to the date hereof, Seller shall permit UBS 1285 and Assignor to take all steps as it may deem necessary in connection with UCC searches and filing duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1 and UCC-3 as applicable, as is necessary or, in the opinion of UBS 1285, desirable to perfect UBS 1285’s interests in the Purchased Assets and other Repurchase Assets;

(d)	the Exit Fee Side Letter, executed and delivered by the Seller and UBS Securities LLC; and
(e)	such other documents as UBS 1285 or counsel to UBS 1285 may reasonably request.

SECTION 5.Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement and Existing Pricing Letter are in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 6.Representations and Warranties.  Each of the Seller and Guarantor hereby represents and warrants to the Buyer and Assignee that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement.  Each of the Seller and Guarantor hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 7.Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8.  Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.  Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.  The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile.  Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 10.  Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.  NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC

TRANSACTION AMONG THE PARTIES HERETO SHALL BE GOVERNED BY E-SIGN.

SECTION 12.  Reaffirmation of Program Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Program Guaranty shall not be affected as a result of this Amendment, (ii) as of the date hereof the Program Guaranty shall be in favor of UBS 1285 except for those Obligations that survive which shall continue for the benefit of the Assignor, (iii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Program Guaranty and (iv) acknowledges and agrees that such Program Guaranty is and shall continue to be in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their representative officers there under duly authorized, as of the date first above written.

UBS REAL ESTATE SECURITIES INC.

By:	/s/ David Schell Name: David Schell Title: Executive Director
By:	/s/ Mary Kunka Name: Mary Kunka Title: Managing Director

UBS AG, by and through its branch office at
1285 Avenue of the Americas, New York,
New York, as Assignee and UBS 1285

By:	/s/ David Schell Name: David Schell Title: Authorized Signatory
By:	/s/ Mary Kunka Name: Mary Kunka Title: Authorized Signatory

Signature Page to

Assignment and Amendment No. 6 to Master Repurchase Agreement and

Assignment and Amendment No. 4 to Pricing Letter

RAIT CRE Conduit II, LLC, a Delaware limited liability company, as Seller

By:  RAIT Partnership, L.P., a Delaware limited partnership, its sole member and manager

By:  RAIT General, Inc., a Maryland corporation, its sole general partner

By:	/s/ Scott Davidson Name: Scott Davidson Title: President

RAIT FINANCIAL TRUST, as Guarantor

By:	/s/ Scott Davidson Name: Scott Davidson Title: President

Signature Page to

Assignment and Amendment No. 6 to Master Repurchase Agreement and

Assignment and Amendment No. 4 to Pricing Letter

Annex A to Amendment

BUYER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Buyer under this Agreement:

Name	Title	Signature
David Schell	Executive Director
Siho Ham	Director
Nicholas Galeone	Executive Director